                                                                Exhibit 10.20

                                     WARRANT
                          to Purchase Common Shares of
                               EMCORE CORPORATION












                                  Warrant No. 1

                                TABLE OF CONTENTS

SECTION                                                                                                              PAGE
-------                                                                                                              ----
1.       DEFINITIONS..................................................................................................3
2.       EXERCISE OF WARRANT..........................................................................................6
         2.1.     Manner of Exercise..................................................................................6
         2.2.     Payment of Taxes....................................................................................7
         2.3.     Fractional Shares...................................................................................8
         2.4.     Continued Validity..................................................................................8
3.       TRANSFER, DIVISION AND COMBINATION...........................................................................8
         3.1.     Transfer............................................................................................8
         3.2.     Division and Combination............................................................................8
         3.3.     Expenses............................................................................................8
         3.4.     Maintenance of Books................................................................................9
4.       ADJUSTMENTS..................................................................................................9
         4.1.     Share Dividends, Subdivisions and Combinations......................................................9
         4.2      Certain Other Distributions and Adjustments.........................................................9
         4.3.     Issuance of Additional Common Shares, Warrants or Other Rights.....................................10
         4.4.     Organic Change.....................................................................................10
         4.5.     Other Provisions Applicable to Adjustments Under This Section......................................11
         4.6.     Other Action Affecting Common Shares...............................................................11
5.       NOTICES TO WARRANT HOLDERS..................................................................................12
         5.1.     Notice of Certain Events...........................................................................12
         5.2.     Notice of Adjustments..............................................................................12
6.       NO IMPAIRMENT...............................................................................................12
7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES; REGISTRATION
         WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY..............................................................13
8.       TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS..........................................................13
9.       RESTRICTIONS ON TRANSFERABILITY.............................................................................13
         9.1.     Restrictive Legend.................................................................................14
         9.2.     Notice of Proposed Transfers; Requests for Registration............................................14
         9.3.     Required Registration..............................................................................14
         9.4.     Incidental Registration............................................................................15
         9.5.     Registration Procedures............................................................................16
         9.6.     Expenses...........................................................................................17
         9.7.     Indemnification and Contribution...................................................................17
         9.8.     Termination of Restrictions........................................................................20
         9.9.     Listing on Securities Exchange.....................................................................20
         9.10.    Certain Limitations on Registration Rights.........................................................20
         9.11.    Market Stand-Off Agreement.........................................................................21
10.      SUPPLYING INFORMATION.......................................................................................21
11.      LOSS OR MUTILATION..........................................................................................21
12.      OFFICE OF THE COMPANY.......................................................................................22
13.      INTENTIONALLY OMITTED.......................................................................................22
14.      LIMITATION OF LIABILITY.....................................................................................22



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
15.      MISCELLANEOUS...............................................................................................22
         15.1.    Nonwaiver and Expenses.............................................................................22
         15.2.    Notice Generally...................................................................................22
         15.3.    Remedies...........................................................................................23
         15.4.    Successors and Assigns.............................................................................23
         15.5.    Amendment..........................................................................................23
         15.6.    Severability.......................................................................................23
         15.7.    Headings...........................................................................................24
         15.8.    Governing Law......................................................................................24


SIGNATURES

EXHIBITS

Exhibit A - Subscription Form
Exhibit B - Assignment Form


SCHEDULE
Schedule 1 - Permitted Issuances



THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO ANY STATE SECURITIES LAWS AND REGULATIONS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

Warrant No. 1

                                     WARRANT

                          To Purchase Common Shares of

                               EMCORE CORPORATION

                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from EMCORE CORPORATION, a New Jersey corporation (the "Company"), the number of Common Shares (as hereinafter defined and subject to adjustment as provided herein) described herein, in whole or in part, including fractional parts, at a purchase price of $22.875 per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  Terms used in this Warrant have the respective meanings set forth below:

                  "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) as of the most recent determination thereof for all other purposes, hereof, based on the equity value of the Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking or valuation firm selected by Company is not acceptable to the Majority Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Closing Date" shall have the meaning ascribed to such term in
Section 4.1 of the Transaction Agreement, dated May 20, 1999, between the Company and General Electric Company.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

                  "Common Share" shall mean (except where the context otherwise indicates) a Common Share, no par value, of the Company as constituted on the date hereof, and any capital stock into which such Common Share may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of capital stock of the Company and which is not subject to redemption and (ii) capital stock of any successor or acquiring corporation received by or distributed to the holders of Common Shares of the Company in the circumstances contemplated by Section 4.4.

                  "Current Market Price" shall mean, in respect of any Common Share on any date herein specified (a) if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days commencing 30 days before such date, or (b) if there shall then be no public market for the Common Shares, the Appraised Value per Common Share as at such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or (iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

                  "Current Warrant Price" shall mean, in respect of any Common Share at any date herein specified, the price at which such Common Share may be purchased pursuant to this Warrant on such date.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean May 26, 2006.

                  "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE" shall mean General Electric Company, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of Common Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "NASDAQ-NMS" shall mean the NASDAQ National Market System.

                  "Organic Change" shall have the meaning set forth in Section 4.4.

                  "Permitted Issuances" shall mean issuances (a) pursuant to existing obligations, including, without limitation, under agreements with existing lenders, outstanding options, rights, warrants or other securities convertible into or exchangeable for Common Shares, or pursuant to any existing employee benefit plan, (b) pursuant to any joint venture or other strategic alliance, with the prior written consent of Holder, (c) covered by Section 4.1, and (d) pursuant to a registration statement under the Securities Act.

                  "Person" shall mean any individual, sole proprietorship, partnership limited liability the Company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Statement" shall have the meaning set forth in
Section 9.4.

                  "Restricted Common Shares" shall mean Common Shares that are, or upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability the Company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Share or of any interest in either thereof that would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Shares" shall mean the Common Shares issued or issuable to the holders of Warrants upon exercise of the Warrants.

2. EXERCISE OF WARRANT

2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), Holder may exercise this Warrant, on any Business Day, for all or any part of 282,010 Common Shares.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 294 Elizabeth Avenue, Somerset, New Jersey 08873, or at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or other payment as provided below and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                  Payment of the Warrant Price shall be made at the Option of Holder by (i) certified or official bank check, and/or (ii) by Holder's surrender to the Company of that number of Warrant Shares (or the right to receive such number of shares) or Common Shares having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

                  2.2. PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. If any fraction of a share would, but for this Section, be issuable upon exercise of this Warrant, in lieu of such fractional share, the Company may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise.

                  2.4. CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 15 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3. TRANSFER, DIVISION AND COMBINATION

                  3.1. TRANSFER. Subject to compliance with Section 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1 or the office or agency designated by the Company pursuant to
Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

                  3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4. ADJUSTMENTS

                  The number of Common Shares for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below in accordance with Section 5.2.

                  4.1. SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. In case the Company shall at any time or from time to time after the Closing Date:

                  (a) pay a dividend, or make a distribution, on the outstanding Common Shares in Common Shares,

                  (b) subdivide the outstanding Common Shares,

                  (c) combine the outstanding Common Shares into a smaller number of Common Shares, or

                  (d) issue by reclassification of the Common Shares any shares of capital stock of the Company then the Current Warrant Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that Holder, who thereafter exercises this Warrant, shall be entitled to receive the number of Common Shares or other securities of the Company which Holder would have owned or have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 4.1 shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Shares entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this Section 4.1 in connection with any transaction to which
Section 4.4 applies.

                  4.2 CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS. In case the Company shall at any time or from time to time after the Closing Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its subsidiaries by way of dividend or spinoff), on its Common Shares, other than dividends or distributions of Common Shares which are referred to in Section 4.1 above and cash dividends paid out of retained earnings, then the Current Warrant Price shall be adjusted so that it shall equal the price determined by multiplying (A) the applicable Current Warrant Price on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (B) a fraction, the numerator of which shall be the Current Market Price per Common Share on the day immediately prior to such record date less the amount of such dividend or distribution per Common Share, and the denominator of which shall be such Current Market Price per Common Share on the day immediately prior to such record date. No adjustment shall be made pursuant to this Section 4.2) in connection with any transaction to which Section 4.4 applies.

                  4.3. ISSUANCE OF ADDITIONAL COMMON SHARES, WARRANTS OR OTHER RIGHTS.

                  (a) If at any time the Company shall issue Common Shares (or rights, warrants or other securities convertible into or exchangeable for Common Shares) after the Closing Date, other than Permitted Issuances, for consideration in an amount per Common Share (or having an exercise, conversion or exchange price per share) less than an amount equal to 25% below the Current Market Price, then (i) the number of Common Shares subject to purchase upon exercise of this Warrant shall be adjusted to equal the product obtained by multiplying the number of Common Shares subject to purchase upon exercise of this Warrant immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of Common Shares outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of Common Shares outstanding immediately prior to such issue or sale plus the number of Common Shares which the aggregate offering price of the total number of such additional Common Shares would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of Common Shares subject to purchase upon exercise of this Warrant prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of Common Shares subject to purchase upon exercise of this Warrant immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of Common Shares subject to purchase upon exercise of this Warrant immediately after such issue or sale.

                  (b) An adjustment made pursuant to Section 4.3(a) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of Section 4.3(a), the aggregate consideration received by the Company in connection with the issuance of Common Shares or of rights, warrants or other securities exchangeable or convertible into Common Shares shall be deemed to be equal to the sum of the aggregate offering price of all such Common Shares and such rights, warrants, or other exchangeable or convertible securities plus the aggregate amount, if any, receivable upon exchange or conversion of any such exchangeable or convertible securities into Common Shares.

                  4.4. ORGANIC CHANGE. In case of any reorganization of capital, reclassification of capital stock (other than a reclassification of capital subject to Section 4.1), consolidation or merger with or into another corporation, or sale, transfer or disposition of all or substantially all the property, assets or business of the Company to another corporation (any one or more of such events being an "Organic Change"), this Warrant shall thereafter be exercisable into, in lieu of the Common Shares issuable upon exercise of this Warrant prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of Common Shares subject to purchase upon exercise of this Warrant immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of Common Shares in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than Common Shares shall be issuable or deliverable upon exercise as aforesaid, then all references in this Section 4.4 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

                  4.5. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) For purposes of this Section 4, the number of Common Shares at any time outstanding shall not include any Common Shares then owned or held by or for the account of the Company or any of its subsidiaries.

                  (b) If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of Common Shares issuable upon exercise of this Warrant granted by this Section 4 or in the Current Warrant Price then in effect shall be required by reason of the taking of such record.

                  (c) Anything in this Section 4 to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Current Warrant Price unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Current Warrant Price by at least 1%, and when the cumulative net effect of more than one adjustment so determined shall be to change the Current Warrant Price by at least one cent, such change in Current Warrant Price shall thereupon be given effect.

                  (d) If any option or warrant expires or is cancelled without having been exercised, then, for the purposes of the adjustments set forth above, such option or warrant shall have been deemed not to have been issued and the Current Warrant Price shall be adjusted accordingly. No holder of Common Shares which were previously issued upon exercise of this Warrant shall have any obligation to redeem or cancel any such Common Shares as a result of the operation of this Section 4.5(d).

                  4.6. OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holders, the number of Common Shares or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5. NOTICES TO WARRANT HOLDERS

                  5.1. NOTICE OF CERTAIN EVENTS. In case at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Shares, or shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Shares of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give at least 20 days' prior written notice to Holder at the address of each as shown on the books of the Company as of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such non-bankruptcy reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Organic Change to which Section 4.4 applies the Company shall give at least 20 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Shares of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such non-bankruptcy reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

                  5.2. NOTICE OF ADJUSTMENTS. Upon any adjustment of the Current Warrant Price then in effect and any increase or decrease in the number of Common Shares subject to purchase upon exercise of this Warrant, then, and in each such case, the Company shall promptly deliver to Holder, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Current Warrant Price then in effect following such adjustment and the increased or decreased number of shares subject to purchase upon exercise of this Warrant granted by Section 4, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment.

6. NO IMPAIRMENT

                  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the Common Shares issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON SHARES; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares that shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action that would result in an adjustment in the number of Common Shares for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or such approval to be obtained or filing made.

8. TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9. RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Share. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. RESTRICTIVE LEGEND. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been
           registered under the Securities Act of 1933, as amended, or pursuant to any State securities laws and regulations
               and may not be transferred in violation of such Act
                    or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "This warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, or pursuant to any State securities laws and regulations and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant or any Restricted Common Share, the holder of such Warrant or Restricted Common Share shall give written notice (a "Transfer Notice") to the Company of such Transfer. Any such Transfer must comply with applicable securities laws and, at the request of the Company, Holder shall deliver to company an opinion of counsel to Holder that is reasonably acceptable to the Company as to such compliance. Each certificate, if any, evidencing such Restricted Common Share issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder that is reasonably acceptable to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  The holders of Warrants and Warrant Shares shall have the right to request registration of such Warrant Shares pursuant to Sections 9.3 and 9.4.

                  9.3. REQUIRED REGISTRATION. After receipt of a written request from the holders of Warrants and/or Warrant Shares representing at least either
(x) an aggregate of 50% of the total of (i) all Warrant Shares then subject to purchase upon exercise of all Warrants and (ii) all Warrant Shares then outstanding and that are Restricted Common Shares, or (y) such Warrant Shares having a minimum anticipated aggregate offering price of at least $5,000,000, requesting that the Company effect the registration of Warrant Shares issuable upon the exercise of such holder's Warrants or of any of such holder's Warrant Shares under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall promptly notify all holders of Warrants and Warrant Shares in writing of the receipt of such request and each such holder, in lieu of exercising its rights under Section 9.4, may elect (by written notice sent to the Company within 10 Business Days from the date of such holder's receipt of the aforementioned the Company's notice) to have its Warrant Shares included in such registration thereof pursuant to this Section 9.3. Thereupon the Company shall, as expeditiously as is possible, use its reasonable best efforts to effect the registration under the Securities Act of all Warrant Shares that the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Warrant Shares so registered; PROVIDED, HOWEVER, that the Company shall not be required to effect more than one registration of any Warrant Shares pursuant to this Section 9.3 which registration shall not be underwritten; and provided further, however, that the right of the holders of the Warrant Shares to request that the Company effect a registration of any Warrant Shares pursuant to this Section 9.3 shall terminate when the Warrant Shares may be sold pursuant to Rule 144 under the Securities Act during any six-month period. A holder may only request a registration of Warrant Shares that it has a present intention to sell and it shall so state in its request for registration.

                  9.4. INCIDENTAL REGISTRATION. If the Company at any time commencing one year after the date hereof proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a registration statement under the Securities Act (a "Registration Statement") on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Shares or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all holders of Warrants or Warrant Shares that are Restricted Common Shares at least 15 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of Warrant Shares, and the number of Common Shares for which this Warrant is exercisable, as such holders may request. Holders shall be entitled to an unlimited number of registrations pursuant to this Section 9.4.

                  Each holder of any such Warrants or any such Warrant Shares desiring to have Warrant Shares that are Restricted Common Shares registered under this Section 9.4 shall advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the number of such Warrant Shares for which registration is requested. The Company shall thereupon include in such filing the number of Warrant Shares for which registration is so requested, subject to the next sentence, and shall use its reasonable best efforts to effect registration under the Securities Act of such shares if such offering proceeds. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then all selling security holders, other than the Company (including any demanding security holder who initially requested such registration), shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis.

Except as otherwise provided in Section 9.6, all expenses of such registration shall be borne by the Company.

                  9.5. REGISTRATION PROCEDURES. If the Company is required by the provisions of this Section 9 to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 120 days;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 120 days;

                  (c) upon request, furnish to each selling security holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus and each prospectus filed under Rule 424 of the Securities Act) and such other documents as each such selling security holder may reasonably request;

                  (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request (PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                  (e) furnish, at the request of any holder requesting registration of Warrant Shares pursuant to Section 9.3, on the date that such Warrant Shares are delivered to the underwriters for sale pursuant to such registration or, if such Warrant Shares are not being sold through underwriters, on the date that the Registration Statement with respect to such Warrant Shares becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and, if such accountants refuse to deliver such letter to such holder, then to the Company in a customary form and covering matters of the type customarily covered by such comfort letters as the underwriters or such holders shall reasonably request;

                  (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities); and

                  (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering a period of at least 12 months beginning after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of
         Section 11(a) of the Securities Act.

                  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 9 in respect of the securities that are to be registered at the request of any holder of Warrants or Warrant Shares that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company. Such Holder shall also enter into reasonably acceptable customary custody and other agreements in connection with any registration statements if requested by the Company.

                  9.6. EXPENSES. All expenses incurred in complying with Section 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 9.5(d), shall be paid by the Company, except that

                  (a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 180 days after the effective date of such Registration Statement because any holder of Warrant Shares has not effected the disposition of the securities requested to be registered shall be paid by such holder; and

                  (b) the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Warrant Shares.

                  9.7. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of any registration of any Warrant Share under the Securities Act pursuant to this
Section 9, the Company shall indemnify and hold harmless the holder of such Warrant Share, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Warrant Share and each other person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use therein or (in the case of any registration pursuant to Section 9.3) so furnished for such purposes by or on behalf of any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                  (b) Each holder of any Warrant Share, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by or on behalf of such holder of such Warrant Share specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, but in an amount not to exceed the net proceeds received by such holder in the offering.

                  (c) Promptly after receipt by an indemnified party under Sections 9(a) or (b) above of notice of the assertion of any claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties with respect to such different defenses), in any of which events such fees and expenses shall be borne by the indemnifying parties. The indemnifying party under Sections 9(a) or (b) above shall only be liable for the legal expenses of one counsel for all indemnified parties in each jurisdiction in which any claim or action is brought; PROVIDED, HOWEVER, that the indemnifying party shall be liable for separate counsel for any indemnified party in a jurisdiction, if counsel to the indemnified parties shall have reasonably concluded that there may be defenses available to such indemnified party that are different from or additional to those available to one or more of the other indemnified parties and that separate counsel for such indemnified party is prudent under the circumstances. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such written consent was not unreasonably withheld.

                  (d) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The liability of any holder of Warrant Shares hereunder shall not exceed the net proceeds received by it in the offering.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  9.8. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Shares and the Restricted Common Shares and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or Warrant Share or Restricted Common Share (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such securities may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant without the restrictive legend set forth in Section 9.1(b). Whenever the restrictions imposed by this Section shall terminate as to any Restricted Common Share, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Share not bearing the restrictive legend set forth in Section 9.1(a).

                  9.9. LISTING ON SECURITIES EXCHANGE. If the Company shall list any Common Shares on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all Common Shares issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any Common Shares shall be so listed during any such Exercise Period.

                  9.10. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding the other provisions of Section 9:

                    (i) the Company shall not be obligated to register the Warrant Shares of any holder if, in the opinion of counsel to the Company reasonably satisfactory to the holder and its counsel (or, if the holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such holder's Warrant Shares, in the manner proposed by such holder (or by such investment banking firm), may be effected without registering such Warrant Shares under the Securities Act; and

                  (ii) the Company shall not be obligated to register the Warrant Shares of any holder pursuant to Section 9.3, if the Company has had a registration statement, under which such holder had a right to have its Warrant Shares included pursuant to Sections 9.3 or 9.4, declared effective within one year prior to the date of the request pursuant to Section 9.3; PROVIDED, HOWEVER, that if any holder elected to have shares of its Warrant Shares included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of
                           Section 9.4, then such one-year period shall be reduced to the greater of six months or any lock-up period agreed to by such holder with an underwriter.

                  (iii) The Company shall have the right to delay the filing or effectiveness of a registration statement required pursuant to Section 9.3 hereof during one or more periods aggregating not more than 90 days in any 12 month period in the event that (i) the Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of the Company's Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect the Company.

                  9.11. MARKET STAND-OFF AGREEMENT. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such market stand-off time period shall not exceed 180 days and all officers and directors of the Company enter into similar agreements.

                  In order to enforce the foregoing covenant, the Company may impost stop-transfer instructions with respect to the Warrants and Warrant Shares of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

10. SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11. LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12. OFFICE OF THE COMPANY

                     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13. [INTENTIONALLY OMITTED]

14. LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Share or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15. MISCELLANEOUS

                  15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  15.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b) If to the Company at

                      Emcore Corporation
                      294 Elizabeth Avenue
                      Somerset, New Jersey 08873
                      Attention: President
                      Telecopy Number: (732) 271-9686

                      With a Copy to

                      White & Case LLP
                      1155 Avenue of the Americas
                      New York, New York 10036
                      Attention:  Steven M. Betensky, Esq.
                      Telecopy Number:  (212) 354-8113

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  15.3. REMEDIES. Each holder of a Warrant or a Warrant Share, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  15.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Shares, and shall be enforceable by any such Holder or holder of Warrant Shares.

                  15.5. AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders; PROVIDED that no such Warrant may be modified or amended to reduce the number of Common Shares for which such Warrant is exercisable or to increase the price at which such Common Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of Holder thereof.

                  15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  15.8. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.










                            [Signature page follows.]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.

Dated:  May 26, 1999

                                        EMCORE CORPORATION



                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

Attest:

By:
   --------------------------------
   Name:
   Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Common Shares of EMCORE CORPORATION and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is ____________________________
 and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                  ----------------------------------------------
                                  (Name of Registered Owner)

                                  ----------------------------------------------
                                  (Signature of Registered Owner)

                                  ----------------------------------------------
                                  (Street Address)


                                  ----------------------------------------------
                                  (City)           (State)           (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within warrant in every particular, without alteration or enlargement or any change whatsoever.

                                             EXHIBIT B

                                        ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

 NAME AND ADDRESS OF ASSIGNEE                          NO. OF COMMON SHARES
 ----------------------------                          --------------------










and does hereby irrevocably constitute and appoint ________________________ attorney-in-fact to register such transfer on the books of EMCORE CORPORATION maintained for the purpose, with full power of substitution in the premises.

Dated:                                      Print Name:
      -------------------------                        -------------------------
                                            Signature:
                                                       -------------------------
                                            Witness:
                                                       -------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                   SCHEDULE 1

                              [Permitted Issuances]